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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

               [X] ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934





             DATE OF REPORT (DATE OF EVENT REPORTED): May 14, 1999



                              INTILE DESIGNS, INC.
       (Exact name of small business issuer as specified in its charter)



                       Commission file number 33-49854-A


               DELAWARE                                 13-3625325
       (State of Incorporation)            (I.R.S. Employer Identification No.)

    9716 OLD KATY ROAD, SUITE 110
            HOUSTON, TEXAS                                77055
(Address of principal executive offices)                (Zip Code)

       Registrant's telephone number, including area code: (713) 468-8400


                                 NOT APPLICABLE
              (Former name, former address and former fiscal year,
                         if changed since last report)


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                       ITEM 3. BANKRUPTCY OR RECEIVERSHIP


         Intile Designs, Inc. filed a voluntary petition for protection under Chapter 11 of the U.S. Bankruptcy Code on May 14, 1999. This action was precipitated by an inability to complete a timely refinancing of its secured debts. The Company intends to continue negotiations with potential investors and complete its plan for reorganization.

         The voluntary petition was filed with the United States Bankruptcy Court in the Southern District of Texas. The Company remains in possession of its assets and is administering the case as Debtor-in-Possession. The case file number is 99-34760-H1-11.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




DATED: May 28, 1999                       INTILE DESIGNS, INC.

                                          By: /s/ G.C. SILLER, JR.
                                              ---------------------------------
                                              G.C. Siller, Jr., President